MassMutual Artistry
Issued by C.M. Life Insurance Company
Supplement dated December 20, 2002 to the
Statement of Additional Information dated May 1, 2002

Effective January 2, 2003, this supplements the statement of additional information (SAI) to allow, subject to state availability, the sale of the contract to governmental entities pursuant to section 457(b) of the Internal Revenue Code (Code).

A) On page 2 of the SAI the paragraph numbered (4) is now number (6).

B) On page 2 of the SAI insert the following to follow item (3):

(4) Contracts issued in connection with a governmental 457(b) deferred compensation plan must be endorsed to provide that contract amounts must be held in trust for the exclusive benefit of participants and their beneficiaries;

(5) Contracts issued in connection with a tax-sheltered annuity pursuant to section 403(b) of the Code must be endorsed to provide that they are non-transferable; and

C) On page 4 of the SAI in the second list of numbered items, item 3 is deleted and replaced with the following:

3. to the estate of the contract owner and/or the annuitant, as applicable

D) On page 11 of the SAI, in the second paragraph, the last sentence is deleted and replaced with the following:

There is no cost basis in a governmental 457(b) deferred compensation contract. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

E) On page 11 of the SAI, in the third paragraph, the last sentence is deleted and replaced with the following:

There is no cost basis in a governmental 457(b) deferred compensation contract. Owners, annuitants and beneficiaries under the contract should seek competent financial advice about the tax consequences of any distribution.

F) On page 12 of the SAI, under the heading “Contracts Owned by Other than Natural Persons,” the second to last sentence is deleted and replaced with the following:

However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person or to contracts held by qualified plans or governmental 457(b) deferred compensation plans.

G) On page 12 of the SAI, under the heading “Income Tax Witholding.” In the first sentence after the word “owner” the following text is inserted:

and/or annuitant, as applicable,

H) On page 12 of the SAI, under the heading “Income Tax Withholding.” In the third sentence after the word “owner” the following text is inserted:

and/or annuitant, as applicable,

I) On page 13 of the SAI in the first paragraph, after the first sentence, the following is inserted:

Mandatory 20% withholding for federal income tax purposes also applies to eligible rollover distributions from governmental 457(b) deferred compensation plans effective January 1, 2002.

J) On page 13 of the SAI, in the section “Qualified Plans,” the title and first three paragraphs are deleted and replaced with the following:

Tax-Qualified Arrangements and Governmental 457(b) Deferred Compensation Plans

The contracts offered herein are designed to be suitable for use under various types of tax-qualified arrangements and under governmental 457(b) deferred compensation plans. Taxation of participants in each tax-qualified arrangement varies with the type of arrangement and terms and conditions of a specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement arrangements are subject to distribution and other requirements that are not incorporated into the Company’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of tax-qualified arrangements with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding tax-qualified arrangements and governmental 457(b) deferred compensation plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a tax-qualified arrangement or a governmental 457(b) deferred compensation plan.

Contracts issued pursuant to tax-qualified arrangements include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to tax-qualified arrangements are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Similar provisions may also apply to contracts issued pursuant to governmental 457(b) deferred compensation plans. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts and to surrenders of tax-qualified amounts from governmental 457(b) deferred compensation contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts”)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by the Company in connection with tax-qualified arrangements will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain nonqualified deferred compensation plans and with governmental 457(b) deferred compensation plans.

K) On page 14 of the SAI, above the heading “Tax Treatment of Withdrawals – Qualified Contracts,” the following is inserted:

c.    Governmental 457(b) Deferred Compensation Plans

Section 457(b) of the Code permits eligible employees of state and local governments to defer a portion of their salaries under a governmental 457(b) deferred compensation plan. All amounts of compensation deferred under a governmental 457(b) deferred compensation plan must be held in trust for the exclusive benefit of participants and their beneficiaries, or in custodial accounts or annuities. The maximum amount which may be deferred under a governmental 457(b) deferred compensation plan for calendar year 2003 is the lesser of $12,000 (plus an additional amount if at least age 50) or 100% of the participant’s includible compensation (capped at $200,000 for 2002 and adjusted for inflation in years thereafter).

Amounts may not be paid to a participant of a governmental 457(b) deferred compensation plan prior to the participant’s:

•	Attainment of age 70 1/2;
•	Severance from employment;
•	Incurring an unforeseeable emergency; or
•	Compliance with a qualified domestic relations order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

L) On page 15 of the SAI after the second paragraph, the following text is inserted:

Salary deferral amounts in a governmental 457(b) deferred compensation contract are not subject to the federal 10% premature distribution penalty upon withdrawal. However, salary deferral amounts that have been rolled over into an IRA, TSA or other eligible tax-qualified retirement plan become subject to the 10% penalty tax. Furthermore, amounts that have been rolled over from an IRA, TSA or other eligible tax-qualified retirement plan to a governmental 457(b) deferred compensation contract continue to remain subject to the 10% penalty tax.

M) On page 15, in the third paragraph, the first sentence is revised by adding the following language to follow “Generally, distributions from a qualified plan”:

or a Governmental 457(b) Deferred Compensation Plan

N) On page 15 in the third paragraph, in the last sentence the words “2001 Proposed” are changed to “2002 Final.”